EXHIBIT 4.10.10

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

SUPPLEMENTAL AGREEMENT NO. 10

to

Purchase Agreement No. 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Relating to Boeing Model 787-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of the 27th day of December 2019, (Supplemental Agreement Number 10 or SA-10) by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and Aerovias del Continente Americano S.A. AVIANCA, a company organized under the laws of the country of Colombia (Customer);

Recitals

1.    Boeing and Customer entered into Purchase Agreement No. 3075, dated 03 October 2006, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 787-9 aircraft;

2. Customer has requested and Boeing has agreed to revise the scheduled delivery month of [***] aircraft shown in Table 1-5 as [***] (Slide Aircraft);

2.1 Slide Aircraft configuration is reflected in letter agreement LA-1907593, “Open Configuration Matters.”

3.    Customer and Boeing agree that [***] of advance payments have been applied by Boeing to the Slide Aircraft (Existing PDPs).

4.    Customer and Boeing agree that Boeing will [***] of the Existing PDPs to the revised advance payment schedule of the Slide Aircraft, as reflected in Table A immediately below, in accordance with the revised scheduled delivery months;

PA-3075	AVI
SA-10

Table A – Slide Aircraft

Advance Payments

Aircraft Delivery Month	[***]	[***]	Total Payments Due	Payment Application
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]

5.    Customer and Boeing agree that the Aircraft Basic Price for Slide Aircraft will be escalated to the scheduled month of the respective Slide Aircraft pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to the Slide Aircraft.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 10 (SA-10) into the Agreement.

2.	Tables.

Table 1-5 is hereby deleted in its entirety and replaced with Table 1-5-R1 (attached hereto) to reflect the revised scheduled delivery months of the Slide Aircraft.

3.	Letter Agreements.

The following Letter Agreements are established and/or modified with this SA-10:

Letter Agreement AVI-PA-3075-LA-1907537 titled “Slide Aircraft Special Matters” is hereby added to the Agreement to document the special matters related to the Slide Aircraft.

Letter Agreement AVI-PA-3075-LA-1907593 titled “Open Config Matters—Slide Aircraft” is hereby added to the Agreement to reflect the open configuration of the Slide Aircraft.

PA-3075	AVI
SA-10

Letter Agreement No. AVI-PA-3075-LA-1907594 titled “Advance Payment Matters—Slide Aircraft” is hereby added to the Agreement to reflect the advance payments for the Slide Aircraft.

Letter Agreement No. AVI-PA-3075-LA-1901416R1 titled “2021 787-9 Aircraft Deliveries Credit Memorandum” is hereby modified to reflect the delivery dates of the Slide Aircraft.

4.	Miscellaneous.

4.1    [***];

a.	[***]
b.	[***].

4.2    The Agreement shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Agreement, the terms of this SA-10 will govern and control.

(signature page follows)

PA-3075	AVI
SA-10

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1-1	Aircraft Information Table	SA-6
1-2	Aircraft Information Table	SA-6
1-3	Aircraft Information Table	SA-7
1-4	Aircraft Information Table 787-9	SA-9
1-5-R1	Aircraft Information Table 787-9	SA-10

EXHIBIT
A.	Aircraft Configuration	SA-5
A-1.	Aircraft Configuration 787-9	SA-8
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. BFE1	Escalation Adjustment/Airframe and Optional Features Buyer Furnished Equipment Variables	SA-3
BFE1-1.	Buyer Furnished Equipment Variables 787-9	SA-7
CS1.	Buyer Support Document
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA-2
SLP1.	Service Life Policy Components

PA-3075	AVI
SA-10

LETTER AGREEMENTS		SA NUMBER
3075-01	787 Open Configuration Matters
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts – Flight Crew Training

6-1162-DME-0895	AD Cost Materials

6-1162-DME-0896R1	Performance Guarantees and Attachments	SA-6

~~6-1162-DME-0897~~	~~Alternate Engine Selection~~	SA-2

~~6-1162-DME-0898~~	~~GEnx Performance Retention and Attachment~~	SA-2

6-1162-DME-0899	Trent Performance Retention and Attachment

6-1162-DME-0900	Maintenance Cost Guarantees and Attachment

6-1162-DME-0901R4	Advance Payment Matters and Attachments A & B	SA-7

6-1162-DME-0902	Promotional Support	SA-1

6-1162-DME-0903R2	Purchase Rights	SA-3

6-1162-DME-0904R1	Special Matters	SA-6

6-1162-DME-0905R1	Escalation Risk Control Facility and Attachments A & B	SA-3

~~6-1162-DME-0905-01~~	~~Fixed Escalation factors~~	SA-3

~~6-1162-DME-0905-02~~	~~Process for Fixing Escalation Factors~~	SA-3

6-1162-DME-0906R1	Customer Services Matters and Attachment	SA-2

6-1162-DME-0907	AGTA Matters

~~6-1162-DME-1089-R1~~	~~Banded Fixed Escalation Program~~	SA-3

6-1167-DME-1347	Additional Special Matters – Scheduled Month Aircraft	SA-3

LA-1704594R1	Aircraft Performance Guarantees 787-9	SA-9

LA-1704834	Special Matters 787-9	SA-7

LA-1704835	Open Configuration Matters 787-9	SA-7

LA-1704838	Advance Payment Matters 787-9	SA-7

LA-1704897	Maintenance Cost Guarantees 787-9	SA-7

LA-1809416	Aircraft Configuration Matters 787-9	SA-9

LA-1901416R1	2021 787-9 AC Deliveries	SA-10

LA-1907537	Slide Aircraft Special Matters	SA-10

LA-1907593	Open Configuration Matters - Slide Aircraft	SA-10

LA-1907594	Advance Payment Matters - Slide Aircraft	SA-10

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	28 March	2007
SA-2	21 November	2007
SA-3	26 September	2012
SA-4	11 January	2013
SA-5	15 April	2014
SA-6	25 July	2017
SA-7	19 September	2017
SA-8	3 May	2018
SA-9	26 February	2019
SA-10	27 December	2019

PA-3075	AVI
SA-10

Table 1-5-R1 To

Purchase Agreement No. PA-03075

Aircraft Delivery, Description, Price and Advance Payments

Slide Aircraft

Airframe Model/MTOW:	[***]	[***]	Detail Specification:[***]
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]
		[***]	Base Year Index (CPI):	[***]
Deposit per Aircraft:		[***]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[***]	Number of	[***]	[***]	[***]	[***]	[***]	[***]	Total
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total: 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1907537

Aerovias del Continente Americano S.A. Avianca Centro Administrativo

Avenida El Dorado – No. 92-30

Bogota

Columbia

Subject: Special Matters—Slide Aircraft

Reference:	Purchase Agreement No. 3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Revision to Delivery Schedule.

1.1 Customer has requested and Boeing has agreed to revise the scheduled delivery month [***] Aircraft shown in Table 1-5 as [***] (Slide Aircraft); and

1.2 The revised scheduled delivery months and the Aircraft Basic Price are reflected in Table 1-5-R1. The Aircraft Basic Price is subject to escalation in accordance with Supplemental Agreement AE1 to the Purchase Agreement.

2.	Table 1-5-R1 Aircraft Credit Memoranda.

2.1. Basic Credit Memorandum. At the time of delivery of each Slide Aircraft, Boeing will issue to Customer [***].

2.2. 787-9 Substitution Credit Memorandum. [***].

SA-10
BOEING PROPRIETARY

3.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the credit memoranda stated in paragraphs 2.1 and 2.2 are in 2017 base year dollars and will be escalated to the scheduled month of the respective Slide Aircraft delivery pursuant to the airframe escalation formula set forth in the Purchase Agreement. [***]

4.	Assignment.

The credit memoranda described in this Letter Agreement are provided [***] in consideration of Customer becoming the operator of the Slide Aircraft, and cannot be assigned, in whole or in part, without prior written consent of Boeing, which will not be unreasonably withheld.

5.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. If Customer is required by applicable law to file this Letter Agreement, or any information contained therein, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, from any government regulatory agency or court having jurisdiction over Customer, Customer shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify Boeing of such decision, request or demand and (b) notify any requesting party that this Letter Agreement is subject to this confidentiality clause. Nothing herein shall prevent Boeing from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

(signature page follows)

AVI-PA-3075-LA-1907537		Page 2
Slide Aircraft Special Matters		SA-10
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1907593

Aerovias del Continente Americano S.A. Avianca Centro Administrativo

Avenida El Dorado—No. 92-30

Bogota

Colombia

Subject:	Open Configuration Matters—Slide Aircraft

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of the Slide Aircraft is defined by Detail Specification 787B1-4102, Revision W, dated September 21, 2018. The final configuration of the Slide Aircraft will be completed as described below.

1.2 Optional Features. The ability of suppliers to support delivery of certain optional features, including economy seats and in-flight entertainment (IFE) systems, for the Slide Aircraft is in review at this time. The outcome of this review may result in a new requirement for Supplier Purchased Equipment (SPE) / Buyer Furnished Equipment (BFE) and/or a revision to the Aircraft Basic Price.

1.3 Final Configuration. The Slide Aircraft configuration will be completed using the Boeing then-current basic model aircraft configuration documentation applicable to the Slide Aircraft. Boeing and Customer will incorporate certain other configuration changes into the Slide Aircraft as such changes are offered by Boeing and accepted by Customer (Final Configuration) in accordance with the following schedule:

1.3.1 Within [***]) days of Boeing and Customer signing this Letter Agreement, Boeing and Customer will meet to discuss optional features, including economy seats and IFE (Customer Configuration Changes);

1.3.2 Within [***] days after that meeting, Boeing will provide Customer with a proposal for Customer Configuration Changes that can be incorporated into the Slide Aircraft during production. Such proposal will include Boeing and supplier costs incurred to date necessary to incorporate certain optional features into the

SA-10 Page 1
BOEING PROPRIETARY

[***] aircraft should such optional features be changed or removed from the aircraft configuration as the result of the revision to the delivery dates of each aircraft; and

1.3.3 Customer will then have [***] days, and in no event longer than [***], to accept or reject the Customer Configuration Changes.

2.	Effect on Purchase Agreement.

2.1 Following Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute the Amendment within [***] days addressing the items below:

2.1.1 Changes to the basic model aircraft which are applicable to the Slide Aircraft and have been developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

2.1.2 Customer Configuration Changes accepted by Customer pursuant to Article 1.3 above;

2.1.3 Update the Slide Aircraft configuration definition contained in Exhibit A-1 of the Purchase Agreement; and

2.1.4 Update the prices contained in Table 1-5-R1 of the Purchase Agreement to adjust for the difference, if any, between the prices estimated for the optional features and the actual prices of the optional features reflected in the Customer Configuration Changes.

3.	Other Letter Agreements.

As the definition of the Slide Aircraft progresses, there may be a need to execute additional letter agreements addressing one or more of the following subjects:

3.1 Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment (IFE) systems in the Slide Aircraft.

3.2 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Slide Aircraft.

(signature page follows)

AVI-PA-3075-LA-1907593		SA-10 Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

[***]

By [***]

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: [***]

[***]

[***]

[***]

AVI-PA-3075-LA-1907593		SA-10 Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1907594

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado—No. 92-30

Bogota

Colombia

Subject: Advance Payment Matters – Slide Aircraft

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of AGTA-AVI between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

Customer and Boeing have agreed to revise [***] (Slide Aircraft).

1.	Deferred Advance Payment Schedule

1.1 Notwithstanding the Slide Aircraft [***] advance payment schedule provided in Table 1-5-R1 of the Purchase Agreement, Customer may elect to defer certain advance payments, and/or portions thereof, until the Slide Aircraft delivery (Deferred Advance Payments) and choose to pay advance payments in accordance with the following deferred advance payment schedule (Deferred Advance Payment Schedule).

1.2 Slide Aircraft Deferred Advance Payment Schedule

Months Prior to Delivery	Amount Due
At [***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total	[***]

AVI-PA-3075-LA-1907594		SA-10 Page 1
BOEING PROPRIETARY

1.3 The Deferred Advance Payment Schedule of the Slide Aircraft is detailed in Table A immediately below.

Table A – Slide Aircraft

Deferred Advance Payments

Aircraft Delivery Month	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]

2.	Deferral Charges on Deferred Advance Payments.

2.1 [***].

2.2 [***].

3.	Set-Off Rights.

Customer agrees that in the event of a default of its obligations under any [***]

AVI-PA-3075-LA-1907594		SA-10 Page 2
BOEING PROPRIETARY

[***].

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Slide Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, in the event Customer seeks to enforce this Letter Agreement or the Purchase Agreement by legal proceeding or becomes involved in any legal proceeding or arbitration with respect to this Letter Agreement or Purchase Agreement or is otherwise legally compelled by deposition, interrogatory, subpoena, governmental investigation or other similar process, Customer may disclose the contents hereof or of the Purchase Agreement after providing notice to Boeing, unless otherwise prohibited by an order from any governmental authority or by mandatory provisions of applicable law. If Customer is required by applicable law to file this Letter Agreement, or any information contained therein, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, from any government regulatory agency or court having jurisdiction over Customer, Customer shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify Boeing of such decision, request or demand and (b) notify any requesting party that this Letter Agreement is subject to this confidentiality clause. Nothing herein shall prevent Boeing from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

AVI-PA-3075-LA-1907594		SA-10 Page 3
BOEING PROPRIETARY

AVI-PA-3075-LA-1901416R1

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado—No. 92-30

Bogota

Colombia

Subject:	2021 787-9 Aircraft Deliveries Credit Memorandum

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Credit Memorandum.

1.1 In consideration of Customer’s agreement to modify the scheduled delivery month of [***], and in consideration of taking delivery of such Aircraft, [***].

1.2 As provided for in Supplemental Agreement 10 (SA-10), the Customer has requested and Boeing has agreed to modify the Aircraft delivery [***].

1.3 In the event that the Customer does not take [***].

AVI-PA-3075-LA-1901416R1
SA-10	Page 1

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. In the event Boeing consents to the assignment of this Letter Agreement in association with a collateral assignment related to the [***] Aircraft under the Purchase Agreement, the obligation of Customer regarding Return of Payment shall apply to the assignee.

3.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

(signature page follows)

AVI-PA-3075-LA-1901416R1
SA-10	Page 2

Very truly yours,

THE BOEING COMPANY

[***]

By    [***]

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

December 27, 2019

Date:

AEROVIAS DEL CONTINENTE AMERICANO

S.A. AVIANCA

By    [***]

Its    Secretary General—Officer

AVI-PA-3075-LA-1901416R1
SA-10	Page 3